Other operating income	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Other operating income	Other operating income
Other operating income totaled €859 million in 2021, versus €697 million in 2020 and €783 million in 2019.
Other operating income includes (i) gains from asset divestments, amounting to €418 million in 2021 (versus €307 million in 2020 and €296 million in 2019); (ii) income from Sanofi’s pharmaceutical partners, amounting to €245 million in 2021 (including €195 million from Regeneron, see Note D.26. below), compared with €199 million in 2020 and €103 million in 2019. This line item also includes (i) for 2021, a payment of €119 million from Daiichi Sankyo relating to the termination of a vaccines collaboration agreement in Japan; and (ii) for 2019, the favorable impact of top-up pension plan amendments following the application of the Pacte law in France.